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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC6)


                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)




                 DELAWARE                333-109272              95-4596514
----------------------------             -----------          ----------------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)




4500 Park Granada                                        91302
---------------------                                 ----------
Calabasas, California                                 (Zip Code)
  (Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237

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Item 2.           Acquisition or Disposition of Assets.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:



                 ITEM 601(a) OF
                 REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.       DESCRIPTION
-----------      -----------       -----------
     1              99             Computational Materials -- Computational
                                   Materials (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the CWABS, Inc.
                                   Asset-Backed Certificates, Series 2003-BC6
                                   (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33- 7427, August 7, 1997)




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Item 5.           Other Events.

                        Description of the Mortgage Pool

         CWABS, Inc. (the "Registrant") issued a series of bonds, entitled Asset-Backed Certificates, Series 2003-BC6 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2003, among the Registrant, Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee.

                             Collateral Term Sheets

         Countrywide Securities Corporation (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CWABS, INC.



                                       By:  /s/ Michael Schloessmann
                                            -----------------------------
                                       Name:    Michael Schloessmann
                                       Title:   Vice President

Dated: December 29, 2003





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                                  EXHIBIT INDEX



          Item 601(a) of Sequentially
Exhibit   Regulation S-K                Numbered
Number    Exhibit No.                   Description              Page
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1            99                         Collateral Term Sheets   Filed Manually



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